EXHIBIT 10.1

FIRST AMENDMENT TO
CREDIT AGREEMENT
This FIRST AMENDMENT to the Credit Agreement referred to below is entered into as of August 25, 2016 (this "First Amendment") by and among GCP APPLIED TECHNOLOGIES INC., a Delaware corporation (the "Borrower"), GRACE CONSTRUCTION PRODUCTS LIMITED, a limited liability company incorporated under the laws of England and Wales with company number 00614807 (the "UK Borrower"), GCP APPLIED TECHNOLOGIES NV (FORMERLY GRACE NV), a public limited liability company (naamloze vennootschap/société anonyme) organized and existing under the laws of Belgium, having its registered seat at Industriepark 8, B-2220 Heist-Op-Den-Berg with company number 0403.768.141 RLE Antwerp (division Mechelen) (the "Belgian Borrower" and together with the UK Borrower, the "European Borrowers"; the European Borrowers, together with the Borrower, the "Borrowers"), the Guarantors party hereto, the Lenders under the Credit Agreement party hereto and DEUTSCHE BANK AG NEW YORK BRANCH ("DBNY"), as administrative agent (in such capacity, the "Administrative Agent") and as New Term Lender (as defined below).  Capitalized terms not otherwise defined in this First Amendment have the same meanings as specified in the Credit Agreement (as defined below), as amended by this First Amendment.   Each of Deutsche Bank Securities Inc., Citigroup Global Markets Inc. and Goldman Sachs Bank USA (in such capacities, each, a "Repricing Arranger" and collectively, the "Repricing Arrangers") is acting as a joint lead arranger and joint bookrunner in connection with this First Amendment.
RECITALS
WHEREAS, the Borrowers, the several Lenders from time to time party thereto and the Administrative Agent, have entered into that certain Credit Agreement, dated as of February 3, 2016 (together with all exhibits and schedules attached thereto, as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement");
WHEREAS, pursuant to Section 2.15 of the Credit Agreement, the Borrowers, the undersigned Lenders (including the New Term Lender) and the Administrative Agent have agreed to amend the Credit Agreement to, among other things, provide for new Term Loans in an aggregate principal amount of $274,312,500 having the terms set forth herein (the "New Term Loans"), which shall be used to refinance all of the Term Loans outstanding under the Credit Agreement prior to the First Amendment Effective Date (the "Existing Term Loans"), as hereinafter set forth;
WHEREAS, except as otherwise provided herein, the New Term Loans will have the same terms as the Existing Term Loans outstanding prior to the date hereof;
WHEREAS, each Term Lender under the Credit Agreement immediately prior to the First Amendment Effective Date (collectively, the "Existing Term Lenders") that executes and delivers a consent to this First Amendment in the form of the "Term Lender Consent" attached hereto as Annex I (a "Term Lender Consent") and selects Option A thereunder (the "Continuing Term Lenders") hereby agrees to the terms and conditions of this First Amendment and agrees to convert all of its Existing Term Loan (or such lesser amount as described below) into a New Term Loan;
WHEREAS, each Existing Term Lender that executes and delivers a Term Lender Consent and selects Option B thereunder (together with the Continuing Term Lenders, the "Consenting Term Lenders") hereby agrees to the terms and conditions of this First Amendment and agrees to have its Existing Term Loans prepaid on the First Amendment Effective Date, as further set forth in this First Amendment;

WHEREAS, each Existing Term Lender that fails to execute and return a Term Lender Consent by 12:00 p.m. (New York City time), on August 18, 2016 (each, a "Non-Consenting Term Lender") shall have its Existing Term Loans prepaid on the First Amendment Effective Date, as further set forth in this First Amendment;
WHEREAS, the New Term Lender has agreed to make New Term Loans to the Borrower as set forth in this First Amendment;
WHEREAS, the Borrowers, the Guarantors, the Administrative Agent and the Lenders party hereto (including the New Term Lender) have agreed pursuant to Section 2.15 of the Credit Agreement to amend certain provisions of the Credit Agreement as provided herein to reflect the existence and terms of the New Term Loans;
WHEREAS, each Loan Party and each European Borrower party hereto (collectively, the "Reaffirming Parties", and each, a "Reaffirming Party") expects to realize substantial direct and indirect benefits as a result of this First Amendment becoming effective and the consummation of the transactions contemplated hereby and agrees to reaffirm its obligations pursuant to the Guarantee Agreement, the Collateral Documents and the other Loan Documents to which it is a party; and
WHEREAS, the Administrative Agent and the Borrower have jointly identified certain technical errors (x) in the definition of "Credit Agreement Refinancing Indebtedness", (y) in the definition of "Permitted Asset Swap" and (z) in Section 7.05(b)(iii) of the Credit Agreement, each of which are proposed to be amended in accordance with Section 10.01 of the Credit Agreement, as hereinafter set forth.
NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Amendments to Credit Agreement.  The Credit Agreement is, effective as of the First Amendment Effective Date (as defined below), and subject to the satisfaction of the conditions precedent set forth in Section 3 below, hereby amended as follows:
(a) Definitions.  Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions thereto in proper alphabetical order:
"First Amendment" means that certain First Amendment to Credit Agreement, dated as of August 25, 2016 among the Borrower, the European Borrowers, the Loan Parties party   thereto, the Administrative Agent and the Lenders party thereto.
"First Amendment Effective Date" means the date on which all of the conditions contained in Section 3 of the First Amendment have been satisfied or waived in accordance with the terms of the First Amendment.
(b) Applicable Rate.  The definition of "Applicable Rate" in Section 1.01 of the Credit Agreement is hereby amended by amending and restating clause (a) of such definition in its entirety as follows:
(a) with respect to Term Loans, (1) for Eurocurrency Rate Loans, the Adjusted Eurocurrency Rate plus 3.25% and (2) for Base Rate Loans, the Base Rate plus 2.25%,

(c) Credit Agreement Refinancing Indebtedness.  The definition of "Credit Agreement Refinancing Indebtedness" in Section 1.01 of the Credit Agreement is hereby amended by (x) replacing the parenthetical in clause (a) thereof with "(the "Refinancing Term Facilities" and each a "Refinancing Term Facility")", (y) replacing each reference therein to "Refinancing Term Loan Facility" with "Refinancing Term Facility" and (z) adding the words ", to the extent not representing Loans or Commitments hereunder," immediately after the words "shall be" in clause (i) of the proviso thereto.
(d) Permitted Asset Swap.  The definition of "Permitted Asset Swap" in Section 1.01 of the Credit Agreement is hereby amended by replacing the reference to "Section 2.06(b)(ii)" appearing therein with "Section 2.05(b)(ii)".
(e) Term Commitment.  The definition of "Term Commitment" in Section 1.01 of the Credit Agreement is hereby amended by amending and restating the last sentence thereof in its entirety as follows:
The aggregate amount of the Term Commitments on the First Amendment Effective Date is $274,312,500.
(f) First Amendment Term Borrowings.  Section 2.01(a)(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(i) Subject to the terms and express conditions set forth herein, each Lender severally agrees to make on the First Amendment Effective Date a single Term Loan to the Borrower in an amount equal to such Lender's Term Commitment; provided that each Continuing Term Lender (as defined in the First Amendment) agrees to make such Term Loans by converting all of its outstanding Existing Term Loan (as defined in the First Amendment) (or such lesser amount that is allocated to it by the Administrative Agent on or prior to the First Amendment Effective Date) into a like principal amount of Term Loans.  Each Lender's Term Commitments shall terminate immediately and without further action on the First Amendment Effective Date after giving effect to the funding of such Lender's Term Commitments on such date.  The principal amount of Term Loans outstanding on the First Amendment Effective Date shall be exactly equal to the principal amount of Existing Term Loans (as defined in the First Amendment) outstanding immediately prior to the First Amendment Effective Date.
(g) Repayment of Loans.  Section 2.07(a)(i) of the Credit Agreement is hereby amended by replacing the words "0.25% of the sum of the original principal amount of the Term Loans made on the Closing Date" with "$687,500".
(h) Term Loan Prepayment Fee.  Section 2.09(d) of the Credit Agreement is hereby amended and restated in its entirety as follows
(d) Term Loan Prepayment Fee. In the event that, after giving effect to the transactions contemplated by the First Amendment, all or any portion of the Term Loans is (i) repaid, prepaid, refinanced or replaced or (ii) repriced or effectively refinanced through any waiver, consent or amendment (in the case of clause (i) and clause (ii), in connection with (x) any waiver, consent or amendment to the Term Loans the primary result of which is the lowering of the Weighted Average Yield of the Term Loans or (y) the incurrence of any term loan debt financing the primary result of which is the lowering of the Weighted Average Yield of the Term Loans (or portion thereof) so repaid, prepaid, refinanced, replaced or repriced (a "Repricing Transaction")) occurring on or prior to the date that is six months following the First Amendment Effective Date, such repayment, prepayment, refinancing, replacement or repricing (in any such case, in connection with a Repricing Transaction) will be made at 101.0% of the principal amount so repaid, prepaid, refinanced, replaced or repriced.  If, after giving effect to the transactions contemplated by the First Amendment, all or any portion of the Term Loans held by any Lender is repaid, prepaid, refinanced or replaced pursuant to Section 3.06 as a result of such Lender not agreeing or otherwise consenting to any waiver, consent or amendment referred to in clause (ii) above (or otherwise to a Repricing Transaction) on or prior to the date that is six months following the First Amendment Effective Date, such repayment, prepayment, refinancing or replacement will be made at 101.0% of the principal amount so repaid, prepaid, refinanced or replaced.
(i) Use of Proceeds.  Section 6.11 of the Credit Agreement is hereby amended by amending and restating the first sentence thereof in its entirety as follows:
The proceeds of Term Loans made hereunder on the First Amendment Effective Date will be used by the Borrower to refinance the Term Loans outstanding prior to the First Amendment Effective Date.
(j) Dispositions Covenant.  Section 7.05(b)(iii) of the Credit Agreement is hereby amended by replacing the reference to "Section 2.06(b)(ii)" appearing therein with "Section 2.05(b)(ii)".
(k) Schedule 2.01.  Schedule 2.01 to the Credit Agreement is hereby amended by deleting the grid appearing under the caption "Term Commitments" and inserting the words "On file with Administrative Agent".
SECTION 2. Continuation of Existing Loans; Non-Consenting Lenders; Other Terms and Agreements.
(a) Continuing Lenders.  Each Existing Term Lender selecting Option A on the Lender Consent hereby (i) consents and agrees to this First Amendment, (ii) agrees to convert its Existing Term Loan into a New Term Loan on the First Amendment Effective Date (and, in the event a lesser amount is allocated, to have the difference between such Existing Term Lender's Existing Term Loan and the allocated amount prepaid on the First Amendment Effective Date) and (iii) agrees to waive any payments pursuant to Section 3.04 of the Credit Agreement arising from the conversion or prepayment of its Existing Term Loan.
(b) Non-Continuing Term Lenders.  Each Existing Term Lender selecting Option B on the Lender Consent hereby (i) consents and agrees to this First Amendment, (ii) agrees to have the entire principal amount of its Existing Term Loans prepaid on the First Amendment Effective Date and (iii) agrees to waive any payments pursuant to Section 3.04 of the Credit Agreement arising from the prepayment of its Existing Term Loan.
(c) Non-Consenting Term Lenders.  Each Non-Consenting Term Lender shall have the entire principal amount of its Existing Term Loans prepaid on the First Amendment Effective Date.
(d) New Term Lender.  Deutsche Bank AG New York Branch (the "New Term Lender") hereby agrees to the terms of the Credit Agreement (as amended by this First Amendment) as a Term Lender and commits to provide on the First Amendment Effective Date a New Term Loan in an amount equal to its commitment set forth on Schedule 2.01 (as amended hereby).  The net cash proceeds of such loan shall be sufficient to, and shall be immediately applied to, repay in whole the Existing Term Loans not otherwise converted into a New Term Loan pursuant to Section 2(a) above.
SECTION 3. Conditions of Effectiveness. The effectiveness of this First Amendment (including the amendments contained in Section 1 and agreements contained in Section 2) are subject to the satisfaction (or written waiver) of the following conditions (the date of satisfaction of such conditions being referred to herein as the "First Amendment Effective Date"):
(a) This First Amendment shall have been duly executed by the Borrowers, the Guarantors and the Administrative Agent (which may include a copy transmitted by facsimile or other electronic method), and delivered to the Administrative Agent, and the Administrative Agent shall have received Lender Consents from Continuing Term Lenders whose Existing Term Loans, when taken together with the New Term Loan commitment of the New Term Lender, are in an amount equal to the aggregate principal amount of the New Term Loan commitments;
(b) The Administrative Agent shall have received a favorable opinion of Wachtell, Lipton, Rosen & Katz, U.S. counsel to the Borrower;
(c) The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower as to the matters set forth in paragraph (f) of this Section 3 and paragraph (b) of Section 4 below;
(d) The Administrative Agent shall have received a certificate dated as of the First Amendment Effective Date of the secretary or an assistant secretary or director (or such other officer reasonably acceptable to the Administrative Agent) of each Loan Party and each European Borrower (to the extent applicable thereto), in form and substance reasonably satisfactory to the Administrative Agent, certifying (i) that either (A) attached thereto is a true and complete and up to date copy of the Organizational Documents for such Person, certified as of a recent date by the appropriate Governmental Authority of its jurisdiction of organization (where applicable), and that the same has not been amended since the date of such certification or (B) the Organizational Documents of such Person delivered on the Closing Date to the Administrative Agent have not been amended and are in full force and effect, (ii) that attached thereto is a true and complete copy of resolutions adopted by the board of directors or other comparable governing body or bodies of such Person and, if applicable all the holders of the issued shares of such Person, authorizing and approving the execution, delivery and performance of this First Amendment and any related Loan Documents to which it is a party, which are in full force and effect without amendment or supersession as of the date of the certificate, and (iii) either (A) as to the incumbency and genuineness of the signature of each officer, director or other comparable authorized manager or attorney of such Person executing this First Amendment or any of such other Loan Documents or (B) that each of the Persons identified to the Administrative Agent on the Closing Date as a duly elected and qualified officer of such Loan Party or European Borrower continues to be a duly elected and qualified officer of such Loan Party or European Borrower, as applicable, and each such Person is duly authorized to execute and deliver on behalf of such Loan Party or European Borrower, as applicable, the First Amendment and any other Loan Documents, and attaching all such copies of the documents described above;
(e) The Administrative Agent shall have received a certificate as of a recent date of the good standing of each of the Loan Parties and the European Borrowers under the laws of its jurisdiction of organization, from the appropriate Governmental Authority of such jurisdiction (where available in such jurisdiction);

(f) No Default or Event of Default has occurred and is continuing both before and immediately after giving effect to the transactions contemplated hereby;
(g) The representations and warranties of each Borrower and each of the Guarantors set forth in Section 4 of this First Amendment are true and correct;
(h) All fees and expenses of Deutsche Bank Securities, Inc. and the Administrative Agent required to be paid or reimbursed pursuant to Section 10.04 of the Credit Agreement shall have been paid in full in cash or will be paid in full in cash on the First Amendment Effective Date;
(i) The Borrowers shall have, substantially concurrently with the effectiveness of this First Amendment, paid to all (x) Non-Consenting Term Lenders all accrued interest, fees and other Obligations (other than principal and all other amounts paid to such Non-Consenting Term Lenders under Section 2 above), if any, to such Non-Consenting Term Lenders under the Credit Agreement and the other Loan Documents (immediately prior to the effectiveness of this First Amendment) and (y) Consenting Term Lenders all accrued interest to such Consenting Term Lenders under the Credit Agreement (immediately prior to the effectiveness of this First Amendment); and
(j) The Administrative Agent shall have received a Request for Credit Extension in accordance with the requirements of Section 4.01 of the Credit Agreement.
Notwithstanding the foregoing, the amendments contained in Section 1(c), Section 1(d) and Section 1(j) are intended to correct jointly identified technical errors, and such amendments will automatically become effective in accordance with Section 10.01 of the Credit Agreement as long as the Required Lenders have not objected in writing to such amendments within five (5) Business Days following receipt of this proposed Amendment (and (x) the initial distribution of this proposed Amendment on August 12, 2016 constituted written notice of the proposed amendments contained in Section 1(d) and Section 1(j) and (y) the distribution of this proposed Amendment on August 18, 2016 constitutes written notice of the proposed amendments contained in Section 1(c), in each case, for purposes of Section 10.01 of the Credit Agreement).  The Administrative Agent agrees that it shall notify the Borrower in writing promptly following the end of such periods in the event that the Required Lenders have objected in writing to such amendments.
SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this First Amendment, each Loan Party and each European Borrower represents and warrants to each of the Lenders and the Administrative Agent that, as of the First Amendment Effective Date:
(a) This First Amendment has been duly authorized, executed and delivered by each Loan Party and each European Borrower and constitutes, and the Credit Agreement, as amended by this First Amendment, constitutes, its legal, valid and binding obligation, enforceable against each such Person in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, by general equitable principles or by principles of good faith and fair dealing; and
(b) The representations and warranties of each Loan Party and each European Borrower set forth in Article 5 of the Credit Agreement (as amended by this First Amendment) and the other Loan Documents are true and correct in all material respects (provided that any representation or warranty that is already qualified by "materiality", "Material Adverse Effect" or similar language shall be true and correct in all respects) on and as of the First Amendment Effective Date (immediately after giving effect to this First Amendment), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (provided that any representation or warranty that is already qualified by "materiality", "Material Adverse Effect" or similar language shall be true and correct in all respects) as of such earlier date.
SECTION 5. Borrower's Consent. For purposes of Section 10.07 of the Credit Agreement, the Borrower hereby consents to any assignee of the New Term Lender (that is otherwise an Eligible Assignee) becoming a Term Lender in connection with the syndication of the Term Loans made by the New Term Lender pursuant to Section 2 hereof, to the extent the inclusion of such assignee in the syndicate has been disclosed in writing to and agreed by the Borrower prior to the First Amendment Effective Date.
SECTION 6. Effects on Loan Documents. Except as specifically amended herein or contemplated hereby, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  The execution, delivery and effectiveness of this First Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Loan Documents.  Each Borrower and each of the Guarantors acknowledges and agrees that, on and after the First Amendment Effective Date, this First Amendment and each of the other Loan Documents to be executed and delivered by any Borrower or any Loan Party in connection herewith shall constitute a Loan Document for all purposes of the Credit Agreement (as amended by this First Amendment, the "Amended Credit Agreement").  Prior to the First Amendment Effective Date, each reference in the Credit Agreement to "Term Loan" or "Term Loans" shall mean and be a reference to the Existing Term Loans, and from and after the First Amendment Effective Date, each such reference in the Amended Credit Agreement shall mean and be a reference to the New Term Loans.  On and after the First Amendment Effective Date, each reference in the Amended Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this First Amendment, and this First Amendment and the Credit Agreement shall be read together and construed as a single instrument.  Nothing herein shall be deemed to entitle any Borrower or any Loan Party to a further consent to, or a further waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document in similar or different circumstances.
SECTION 7. Indemnification.  Each Borrower hereby confirms that the indemnification provisions set forth in Section 10.05 of the Amended Credit Agreement shall apply to this First Amendment and the transactions contemplated hereby.
SECTION 8. Repricing Arranger.  The Borrowers and the Lenders party hereto agree that each Repricing Arranger shall be entitled to the privileges, indemnification, immunities and other benefits afforded to the Arrangers under the Amended Credit Agreement.  Except as otherwise agreed to in writing by the Borrower, on the one hand, and any Repricing Arranger, on the other hand, the Repricing Arrangers shall have no duties, responsibilities or liabilities with respect to this First Amendment, the Amended Credit Agreement or any other Loan Document.
SECTION 9. Amendments; Execution in Counterparts; Severability.
(a) This First Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each Borrower, each of the Guarantors, the Lenders party hereto and the Administrative Agent; and

(b) To the extent any provision of this First Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this First Amendment in any jurisdiction.
SECTION 10. Reaffirmation.  Each of the Reaffirming Parties, as party to the Guarantee Agreement and certain of the Collateral Documents and the other Loan Documents, in each case as amended, supplemented or otherwise modified from time to time, hereby (i) acknowledges and agrees that all of its obligations under the Guarantee Agreement, the Collateral Documents and the other Loan Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms (A) each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties and (B) any guaranties made by it pursuant to the Guarantee Agreement, (iii) acknowledges and agrees that the grants of security interests by it contained in the Security Agreement and any other Collateral Document (including, in the case of the Borrower, the UK Holdco Pledge Agreement) shall remain in full force and effect after giving effect to the First Amendment, and (iv) agrees that the Obligations include, among other things and without limitation, the prompt and complete payment and performance by the Borrowers when due and payable (whether at the stated maturity, by acceleration or otherwise) of principal and interest on, and premium (if any) on, the Term Loans under the Amended Credit Agreement.  Nothing contained in this First Amendment shall be construed as substitution or novation of the obligations outstanding under the Credit Agreement or the other Loan Documents, which shall remain in full force and effect, except to any extent modified hereby.
SECTION 11. Administrative Agent.  Each Borrower acknowledges and agrees that DBNY, in its capacity as administrative agent under the Credit Agreement, will serve as Administrative Agent under this First Amendment and under the Amended Credit Agreement.
SECTION 12. Refinancing Term Loan Facility.  The New Term Loans will be incurred as a Refinancing Term Facility pursuant to Section 2.15 of the Credit Agreement, and this Amendment constitutes the "Refinancing Amendment" in respect thereof, which is in form and substance satisfactory to the Administrative Agent and the Borrower.  The terms of the New Term Loans are as set forth herein and in the Credit Agreement as amended hereby and shall, except as set forth herein, have the same terms as the Existing Term Loans (including, without limitation, the Maturity Date thereof).  Each Continuing Term Lender and the New Term Lender agree that, in addition to the periods specified in the definition of "Interest Period", the Borrower may elect initial Interest Periods with respect to the New Term Loans ending on the same dates as the Existing Term Loans outstanding immediately prior to the First Amendment Effective Date or such other dates as may be reasonably agreed by the Borrower and the Administrative Agent.
SECTION 13. Governing Law; Waiver of Jury Trial; Jurisdiction.  This First Amendment shall be construed in accordance with and governed by the law of the State of New York (without regard to the conflicts of law provisions thereof).  The provisions of Sections 10.16(b) and (c) and Section 10.17 of the Credit Agreement as amended by this First Amendment are incorporated herein by reference, mutatis mutandis.
SECTION 14. Headings.  Section headings in this First Amendment are included herein for convenience of reference only, are not part of this First Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this First Amendment.
SECTION 15. Counterparts.  This First Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF or other electronic means shall have the same force and effect as manual signatures delivered in person.
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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

Borrower: GCP APPLIED TECHNOLOGIES INC.
By:	/s/ Dean P. Freeman
Name: Dean P. Freeman
Title: Vice President and Chief Financial Officer

UK Borrower: GRACE CONSTRUCTION PRODUCTS LIMITED
By:	/s/ Benoit Magrin
Name: Benoit Magrin
Title: Legal Representative

Belgian Borrower: GCP APPLIED TECHNOLOGIES NV
By:	/s/ Dean P. Freeman
Name: Dean P. Freeman
Title: Authorized Signatory

Guarantors: DAREX PUERTO RICO, INC.
By:	/s/ Dean P. Freeman
Name: Dean P. Freeman
Title: Vice President and Treasurer

DE NEEF CONSTRUCTION CHEMICALS (US) INC.
By:	/s/ Dean P. Freeman
Name: Dean P. Freeman
Title: Vice President and Treasurer

GCP INTERNATIONAL INC.
By:	/s/ Dean P. Freeman
Name: Dean P. Freeman
Title: Vice President and Treasurer

VERIFI LLC
By:	/s/ Dean P. Freeman
Name: Dean P. Freeman
Title: Vice President and Treasurer

DEUTSCHE BANK AG NEW YORK, as Administrative Agent
By:	/s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Vice President

By:	/s/ Anca Trifan
Name: Anca Trifan
Title: Managing Director

DEUTSCHE BANK AG NEW YORK, as New Term Lender
By:	/s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Vice President

By:	/s/ Anca Trifan
Name: Anca Trifan
Title: Managing Director

ANNEX I

LENDER CONSENT

Reference is made to the proposed First Amendment (the "Amendment") to be entered into by and among GCP APPLIED TECHNOLOGIES INC., GRACE CONSTRUCTION PRODUCTS LIMITED, GCP APPLIED TECHNOLOGIES NV, the lenders party thereto, and DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent.  Unless otherwise defined herein, terms defined in the Amendment and used herein shall have the meanings given to them in the Amendment.

PROCEDURE FOR TERM LENDERS:

The undersigned Term Lender hereby elects to:

OPTION A  – CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING TERM  LOANS: (i) Consent and agree to the Amendment, (ii) convert its Existing Term Loan into a New Term Loan under the Credit Agreement after giving effect to the Amendment (and, in the event a lesser amount is allocated, to have the difference between such Term Lender's Existing Term Loan and the allocated amount prepaid on the First Amendment Effective Date) and (iii) waive any payments pursuant to Section 3.04 of the Credit Agreement arising from the conversion or prepayment of its Existing Term Loan.
OPTION B – CONSENT TO AMENDMENT ONLY: (i) Consent and agree to the Amendment, (ii) have its Term Loan prepaid on the First Amendment Effective Date and purchase by assignment its commitment in respect of the New Term Loans (or such lesser amount allocated to such Term Lender by the Administrative Agent) separately and (iii) waive any payments pursuant to Section 3.04 of the Credit Agreement arising from the prepayment of its Existing Term Loan.
The undersigned agrees that the Administrative Agent is hereby authorized and directed to enter into the Amendment and any other documents or agreements to give effect to the Amendment and agrees to be a party to the Amendment.
THIS LENDER CONSENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Delivery of an executed signature page hereof by facsimile or other electronic transmission (including .pdf or .tif format) shall be effective as delivery of a manually executed counterpart hereof.

[NAME OF TERM LENDER], as a Term Lender
By:
Name:
Title:

[[For a Term Lenders requiring a second signature block]
By:
Name:
Title:]